UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 22, 2010


                       TOMI ENVIRONMENTAL SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  000-09908               59-1947988
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


         9454 Wilshire Blvd., Penthouse, Beverly Hills, CA       90212
       ----------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)


                                  (800) 525-1698
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 3.02 Recent Sales of Unregistered Securities

     On November 22, 2010, the Registrant sold 5,555,556 shares of common stock to Mr. Ah Kee Wee in a private transaction at $0.045 per share, totaling $250,000.02.

     The sale was made under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, an issuance not involving a public offering.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: December 13, 2010                 By: /s/ Halden Shane
                                            ---------------------------
                                            Halden Shane
                                            Principal Executive Officer
nts of the Securities Exchange Act of 1934, the
registrant has duly